UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 19, 2009

THE READER’S DIGEST ASSOCIATION, INC.
(Exact name of Registrant as Specified in Charter)

Delaware	001-10434	13-1726769
(State of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Reader’s Digest Road Pleasantville, New York 10570
(Address of Principal Executive Offices) (Zip Code)

(914) 238-1000
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On February 19, 2009, Standard & Poor’s Ratings Services (“S&P”) lowered its corporate credit and issue-level ratings on The Reader’s Digest Association, Inc. (“RDA”).  The corporate credit rating was lowered to CCC from B-, the issue-level rating on RDA’s senior secured debt also was lowered to CCC from B-, and the issue-level rating on RDA’s subordinated debt was lowered to CC from CCC.  S&P stated that the rating outlook is negative.

On February 20, 2009, Moody’s Investors Service (“Moody’s”) downgraded RDA’s corporate family rating and probability of default rating to Caa3 from B3, the senior secured credit facility rating to Caa2 from B2 and the senior subordinated note rating to Ca from Caa2.  Moody’s stated that the rating outlook is negative.

Copies of the press releases issued by S&P and Moody’s relating to the downgrades are being furnished as Exhibit 99.1 and 99.2  to this Current Report on Form 8-K, respectively.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.                 Exhibit Title

99.1	Press Release of Standard & Poor’s Ratings Services dated February 19, 2009.
99.2	Press Release of Moody’s Investor Services dated February 20, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE READER'S DIGEST ASSOCIATION, INC.

By: /s/ William H. Magill
William H. Magill
Date: February 23, 2009	Vice President and Treasurer

EXHIBIT INDEX

Exhibit No.                 Exhibit Title

99.1	Press Release of Standard & Poor’s Ratings Services dated February 19, 2009.
99.2	Press Release of Moody’s Investor Services dated February 20, 2009.